EXHIBIT 10.19

                                 PROMISSORY NOTE


$100,000.00 AT CORAL SPRINGS, FLORIDA THIS 15TH DAY OF APRIL, 1993.

         FOR VALUE RECEIVED, THE UNDERSIGNED (JOINTLY AND SEVERALLY, IF MORE THAN ONE) PROMISE TO PAY TO THE ORDER OF B & E MANAGEMENT , INC., 6143 JERICHO TURNPIKE, COMMACK, NY 11725 OR AT SUCH OTHER PLACE WITHIN THE UNITED STATES AS THE HOLDER HEREOF MAY IN WRITING DESIGNATE, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE SUM OF ONE HUNDRED THOUSAND AND 00/100 ($100,000.00), TOGETHER WITH INTEREST THEREON FROM THE DATE HEREOF AT THE RATE OF TWELVE (12%) PERCENT PER ANNUM, PAYABLE AS FOLLOWS:

$100,000.00 PRINCIPAL DUE AND PAYABLE AS A BALLOON PAYMENT ON OR BEFORE JULY 15, 1994 PLUS INTEREST. ONE POINT TO BE PAYABLE UPON SIGNING OF NOTE. INTEREST DUE EVERY SIX MONTHS AS FOLLOWS:

                                    NOVEMBER 1, 1993
                                    MAY 1, 1994
                                    JULY 1, 1994

         IF ANY PAYMENT DUE HEREUNDER IS NOT MADE WITHIN THIRTY (30) DAYS FROM THE DATE IT IS DUE, THIS NOTE SHALL BE IN DEFAULT AND THE UNPAID BALANCE HEREUNDER SHALL BEAR INTEREST AT THE HIGHEST RATE PERMITTED BY LAW FROM THE DATE OF SUCH PAYMENT. IF THIS NOTE SHALL BE IN DEFAULT THEN, AT THE OPTION OF THE HOLDER HEREOF THE ENTIRE PRINCIPAL SUM REMAINING UNPAID, TOGETHER WITH ACCRUED INTEREST, SHALL BECOME IMMEDIATELY DUE AND PAYABLE WITHOUT NOTICE, AND ANY FAILURE TO EXERCISE THIS OPTION SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT TO EXERCISE IT AT ANY OTHER TIME. UPON ANY DEFAULT HEREUNDER ALL PERSONS LIABLE HEREON JOINTLY AND SEVERALLY PROMISE TO PAY ALL COSTS OF COLLECTION WHETHER WITH OR WITHOUT SUIT INCLUDING REASONABLE ATTORNEY'S FEES, WHICH FEES SHALL INCLUDE ANY ARISING BY REASON OF APPELLATE PROCEEDINGS. PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF DISHONOR, PROTEST AND NOTICE OF PROTEST ARE HEREBY WAIVED BY ALL MAKERS AND ENDORSERS HEREOF. PAYMENTS HEREUNDER SHALL BE APPLIED FIRST TO ACCRUED INTEREST, WITH THE BALANCE, IF ANY, APPLIED TO PRINCIPAL. THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT PENALTY.

         THIS NOTE IS PAYABLE IN AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.


                                        PAYMENT GUARANTEED:

DATE:____________________               _________________________________
                                        ARTHUR FALCONE, INDIVIDUALLY
                                        7522 WILES ROAD STE. 203
                                        CORAL SPRINGS, FL 33067

DATE:____________________          ____________________________
                                   PHIL CUCCI, INDIVIDUALLY
                                   7522 WILES ROAD STE. 203
                                   CORAL SPRINGS, FL 33067



DATE:____________________          ____________________________
                                   ARTHUR FALCONE, PRESIDENT
                                   TRANSEASTERN PROPERTIES OF STH. FL., INC.
                                   7522 WILES ROAD STE. 203
                                   CORAL SPRINGS, FL 33067









STATE OF FLORIDA
COUNTY OF BROWARD

         THE FOREGOING INSTRUMENT WAS SWORN AND SUBSCRIBED TO ME BY ARTHUR FALCONE & PHILIP CUCCI, WHO ARE KNOWN TO ME ON THIS 15TH DAY OF APRIL, 1993.




-------------------------------------
NOTARY PUBLIC

                              B & E Management, Inc
                              6143 Jericho Turnpike
                             Commack, New York 11725

                                                             September 18, 1996

Transeastern Properties, Inc.
3300 University Drive
Suite 001
Coral Springs, Florida  33065

Gentlemen:

         Reference is made to that certain Promissory Note (the "Note"), dated April 15, 1993, made by Transeastern Properties, Inc. (f.k.a. "Transeastern Properties of South Florida, Inc."), Arthur Falcone, individually, and Phillip Cucci, individually, payable to the order of B & E Management, Inc. ("B & E") in the amount of $100,000, a copy of which is attached hereto. Notwithstanding anything to the contrary set forth in the Note, B & E irrevocably agrees that the principal payments under the Note shall be due on demand, rather than on the date set forth in the Note. Except as otherwise provided herein, all of the provisions of the Note shall remain in full force and effect.


                                 Very truly yours,

                                 B & E Management, Inc.


                                 /s/ Robert J. Falcone
                                 ----------------------------
                                 Robert J. Falcone, President